                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                       (Date of earliest event reported):


                                  March 4, 2000

                          GELTEX PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)



DELAWARE                               0-26872                        04-3136767
(State or Other Jurisdiction    (Commission File Number)        (I.R.S. Employer
of Incorporation)                                            Identification No.)


                           153 SECOND AVENUE, WALTHAM
                        MASSACHUSETTS, 02451 (Address of
                    principal executive office and zip code)


               Registrant's telephone number, including area code:
                                 (781) 290-5888

ITEM 5. OTHER EVENTS. The financial statements of GelTex Pharmaceuticals, Inc. (the "Company") at December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 together with the accompanying report of the Company's independent auditors dated February 22, 2000, filed as exhibit 99.1 to this report, are hereby incorporated by reference in this report.

                                   SIGNATURES





         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 3rd day of March, 2000.

                                     GELTEX PHARMACEUTICALS, INC.

                                     By: /s/ Mark Skaletsky
                                         -------------------------------------
                                         Mark Skaletsky
                                         President and Chief Executive Officer

Date:  March 3, 2000

                                  EXHIBIT INDEX

EXHIBIT                                                            SEQUENTIAL
NUMBER         DESCRIPTION                                         PAGE NUMBER
-------        -----------                                         -----------


23.1           Consent of Ernst & Young LLP

23.2           Consent of PricewaterhouseCoopers LLP

99.1           GelTex Pharmaceuticals, Inc. Financial
               Statements at December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and the report of independent auditors. Filed herewith.

99.2 RenaGel LLC Financial Statements for the years ended December 31, 1999 and 1998 and the period June 6, 1997 (Date of Inception) through December 31, 1997 and the report of independent accountants. Filed herewith.